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                                                 Reg. No. 33-45846, Rule 497(e)

        SUPPLEMENT DATED OCTOBER 1, 1996 TO MAY 1, 1996, PROSPECTUS FOR
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                        GROUP VARIABLE ANNUITY CONTRACT
                             VA-I SEPARATE ACCOUNT

The following information supplements UNUM/America's VA-I Separate Account prospectus and should be read in conjunction with it.

On October 1, 1996 (the "Closing Date"), UNUM Life Insurance Company of America ("UNUM/ America") completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln-NY"), an affiliate of Lincoln Life. See "Acquisition Agreement with The Lincoln National Life Insurance Company" at pp. 12-13 of the Prospectus.

Effective on the Closing Date, Lincoln Life began administering the Contracts offered by the Prospectus on behalf of UNUM/America, except for Contracts previously offered in New York by UNUM Life Insurance Company (the "New York Contracts"), which are being administered on behalf of UNUM/America by Lincoln-NY. Also effective on the Closing Date, LNC Equity Sales Corporation, a broker-dealer affiliate of Lincoln Life, replaced UNUM Sales Corporation as the principal underwriter of the Contracts.

Written communications concerning contributions, withdrawals, transfers, or other transactions or inquiries involving the Contracts (other than the New York Contracts) should be sent to Lincoln Life as agent for UNUM/America at P.O. Box 9740, Portland, Maine 04104-5001. Telephone calls regarding the Contracts (other than New York Contracts) may be made to (800) 341-0441. Written communications concerning contributions, withdrawals, transfers, or other transactions or inquiries involving the New York Contracts should be sent to Lincoln-NY as agent for UNUM/America at P.O. Box 9737, Portland, Maine 04104-5037. Telephone calls regarding the New York Contracts may be made to (800) 893-7168.

Following the Closing Date UNUM/America intends to continue to offer and sell the Contracts in certain jurisdictions. In most instances, the Contracts will be offered on terms that require the Contractholder and/or Participants to consent at the time of purchase of the UNUM/America Contract to the subsequent transfer of the Contract to Lincoln Life effective at such time as all necessary legal and regulatory approvals for such a transfer are received. The notification and consent procedures described at pp. 12-13 of the Prospectus for Contracts issued prior to the Closing Date will not be followed in such cases. In some instances, UNUM/America may offer the Contracts on terms that do not require the Contractholder and Participants to consent at the time of purchase of a UNUM/America Contract to its subsequent transfer to Lincoln Life. In such instances, the notification and consent procedures described at pp. 12-13 of the Prospectus will be followed in connection with any subsequent transfer to Lincoln Life of the Contract.

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